ALLIED WORLD ASSURANCE COMPANY Investor Presentation 4th Quarter 2006

Forward Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward- looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward- looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Introduction Scott Carmilani President and Chief Executive Officer

Highlights Completed Initial Public Offering in July, 2006 at $34 per share Initial offering and green shoe provided company approximately $316 million in net proceeds Strong Stock Performance 12.1% 10.7% 26.1% 13.8%

The AWAC Franchise Diversified property and casualty insurer and reinsurer founded in 2001 Track record of independent, organic premium growth Diversified by mix of business and geography Stronger focus on direct insurance and casualty risks Opportunistic property and reinsurance book Well positioned to meet industry challenges Weather-related Legal and regulatory Strong capital base of $2.6 billion; invested assets of $5.9 billion Low cost operating structure Strong financial strength and debt ratings 2005 Casualty 37.9 Property 28.4 Reinsurance 33.7 1st Qtr Bermuda 73 Europe 17 U.S. 10 Bermuda 73% Europe 17% U.S. 10% Diversified by Product Line Diversified by Underwriting Office 9/06 TTM GPW $1,662mm Property Insurance 28% Reinsurance 34% Casualty Insurance 38%

Growth of AWAC's Business Strong independent growth since founding 8.0% growth in first nine months of 2006 Rigorous focus on profitable growth Strong existing relationships with distribution Made substantial investments to further expand distribution in the U.S. with offices in: Boston Chicago New York San Francisco Well-positioned to grow as market opportunities emerge 2002 2003 2004 2005 9/1/2005 9/6/2006 AWAC Premium 697 1253 1434 1538 1258 1379 Lex Premium 226 321 274 22 19 0 923 1574 1708 1560 505.328 498.12 % Lex Premium 0.25 0.2 0.16 0.01 '02'05 CAGR AWAC 19.2% AWAC (Ex. Lex) 30.2 Gross Premiums Written ($ in millions)

2002 Casualty 382 Property 377 Casualty Re 123 Property Re 41 Flexibility to Allocate Capital Opportunistically Strong underwriting capabilities and expertise across products and geographies Ability to shift business mix Based on rate environment and profit potential As of December 2005, 64% casualty (36% property), 67% insurance (33% reinsurance) Product Line - 2002 2002 Gross Premiums Written : $923mm Property Insurance 41% Casualty Reinsurance 13% Property Reinsurance 5% Casualty Insurance 41% 2005 Casualty 41 Property 26 Casualty Re 23 Property Re 10 Product Line - 2005 2005 Gross Premiums Written : $1,560mm Property Insurance 26% Casualty Reinsurance 23% Property Reinsurance 10% Casualty Insurance 41%

AWAC Lexington Combined Ratio 2002 303 79 104.2 2003 577.1 101.9 97.2 2004 642.7 109.3 84.1 2005 625.3 7.7 87.5 9/1/2005 471 9 84.4 9/1/2006 475 0 79.5 Leading Specialty Casualty Player AWAC's Casualty Segment GPW ($ in millions) CAGR '02-'05 AWAC 18.3% AWAC (Ex. Lex) 27.3 STRENGTHS AND STRATEGY Emphasis on specialty excess lines Professional liability (44%) Excess casualty (45%) Healthcare (11%) Diversified risk portfolio by industry and geography Lead player in middle excess layers Ground-up underwriting approach is a key differentiator Results in preferred market position OUTLOOK Although rates have been declining, returns remain attractive Less volatile pricing in lower layers

Leading Direct Property Writer AWAC's Property Segment General Property 60% Energy 40% AWAC Lexington Combined Ratio (ex. Cats) Combined Ratio (with Cats) 2002 230 147 82.6 82.6 2003 336.3 218.7 68.3 68.3 2004 383.2 164.8 81.6 113 2005 399 14 65.8 192.3 9/1/2005 305 11 205.7 69.4 9/1/2006 374.8 0 72.4 73 GPW ($ in millions) CAGR '02-'05 AWAC 3.1% AWAC (Ex. Lex) 20.2 * Excludes $105mm and $287mm cat losses in 2004 and 2005, respectively. First nine months of 2005 excludes $243 mm in cat losses, and 2006 excludes net favorable cat development of $1mm STRENGTHS AND STRATEGY Leading direct writer of primary layer property insurance in Bermuda General property (72%) Energy (28%) Solely commercial accounts Opportunistic approach Limit line size and overall exposure Proven risk management expertise OUTLOOK Pricing stable for catastrophe exposed risks as capacity diminishes Retention levels continue to increase AWAC Lexington Combined Ratio (ex. Cats) Combined Ratio (with Cats) 2002 230 147 82.6 82.6 2003 336.3 218.7 68.3 68.3 2004 383.2 164.8 81.6 113 2005 399 14 65.8 192.3 9/1/2005 305 12 205.7 80.5 9/1/2006 374.8 0 72.4 68.7 205.7% 69.4%* 73.0%

AWAC Combined Ratio (ex-Cats) Combined Ratio (with Cats) 2002 164 75.5 75.5 2003 340 82.5 82.5 2004 408 77.6 100.8 2005 514 84.6 137.5 9/1/2005 482 82.7 142 9/1/2006 529 84.2 83.3 Opportunistic Reinsurance Approach AWAC's Reinsurance Segment 1st Qtr Property 13 General Casualty 26 Professional Lines 29 International 11 Facultative Casualty 5 Property Catastrophe 16 General Casualty 26% Property Catastrophe 16% Professional Lines 29% GPW ($ in millions) International 11% Property 13% Facultative Casualty 5% CAGR '02-'05 AWAC 46.3% * Excludes $82mm and $245mm cat losses in 2004 and 2005, respectively. First nine months of 2005 excludes $203 mm of cat losses. STRENGTHS AND STRATEGY Targeted to represent approximately 35% of portfolio on a written basis Focused on E&S and specialty lines Complements insurance book Reduces concentration of risk Provides ability to react quickly to changing market conditions Only dedicated Bermuda casualty facultative operation OUTLOOK Hardening property market continues in U.S. and for most global catastrophe business Professional liability and general casualty see minor concessions on terms & conditions 2005 GPW Breakdown 83.3%

AWAC's Low-Cost Operating Model Low expense ratio compared to Bermuda peers Business mix results in lower acquisition ratio Flat, streamlined management structure Expense management culture retained from founders Outsourcing of selected functions to control expenses 2002 2003 2004 2005 Sep-06 All Bermuda Companies Average1 0.271 0.255 0.247 0.238 0.263 2001 Bermuda NewCo Average2 0.2865 0.265166667 0.260833333 0.257166667 0.284 AWAC 0.207 0.196 0.194 0.187 0.192 1 All Bermuda Companies Average includes Arch, Endurance, Aspen, Platinum, Montpelier, Axis, ACE, XL Capital, Everest Re, Partner Re, Renaissance Re, IPC, Max Re and PXRE. 2 Class of 2001 Bermuda NewCo Average includes expense ratios for Arch, Endurance, Aspen, Platinum, Montpelier, and Axis.

Catastrophe Risk Management - A Core Competency The AWAC Approach Analytical Tool: "GEPL" method Results more conservative than RMS 6.0 Well-defined limits Business diversification 2006 Actions Completed purchase of cat reinsurance treaty May 1 Account-by-account reduction in cat limits in insurance book Reduced aggregate zonal limits in reinsurance portfolio Focus on developing non- correlated risks AWAC Today Strong ratings Contained 2005 hurricane losses Further reduced aggregate exposures in 2006 Substantial cat cover through 5/1/07

Experienced Management and Underwriting Team Business Head's Years of Experience Number of Underwriters Casualty Insurance 16 47 Property Insurance 22 19 Reinsurance 36 13 Total 79 Name Title / Responsibility Years in Industry Scott Carmilani President and CEO 20 Joan Dillard Chief Financial Officer 22 G. William Davis EVP, Reinsurance Treaty Department 36 John Redmond President, AWAC Europe 32 Richard Jodoin President, AWAC US 34 Marshall Grossack SVP, Chief Corporate Actuary 22 Wesley Dupont General Counsel 4

Growth and Value Creation Capture premium growth through Flexible and dynamic underwriting franchises Enhancement of distribution relationships (program managers and brokers) Increased U.S. distribution through newly opened offices Greater geographic presence in Europe and the U.S. Further penetration of existing customer base Maintain price discipline - Top-line growth is important but not the only objective Maintain rigorous underwriting standards and risk management practices Drive operational excellence Claims management control Continue low-cost acquisition and operating expense structure Benefit from investment income momentum Underwriting cash flow from long-tail lines Higher new money rates

Financial Overview Joan Dillard Chief Financial Officer

Highlights From Nine Months of 2006 Strong results across each business segment Growth in premium volume Rising pricing for catastrophe exposed risks Reduced catastrophe volatility and limited aggregate exposure Improved underwriting income Favorable prior year development No KRW development in 2006 Strong Investment income growth Strong cash flow Increase in interest rates Growth in invested asset base ($ in millions) YTD Sep-06 YTD Sep-05 % Change GPW $ 1,379 $ 1,277 8.0% NPW 1,096 1,008 8.7 NPE 932 969 (3.8) Underwriting Income 186 (263) NMF Net Investment Income 178 128 39.6 Net Operating Income $ 338 $ (142) NMF Loss Ratio 60.8% 108.9% (48.1)pts Combined Ratio 80.0% 127.1% (47.1)pts NOTE: Percentages are based on actual figures, not based on rounded figures as shown.

2002 2003 2004 2005 9/1/2005 9/1/2006 AWAC Premium 697 1253 1434 1538 1258 1379 Lex Premium 226 321 274 22 19 0 923 1574 1708 1560 505.328 498.12 % Lex Premium 0.25 0.2 0.16 0.01 Solid Underwriting Performance 2002 2003 2004 2005 Sep-05 Sep-06 Loss Ratio ex. CAT 0.701 0.653 0.625 0.639 0.629 0.608 Loss Ratio CAT 0 0 0.141 0.418 0.461 0 Expense Ratio 0.207 0.196 0.194 0.187 0.182 0.192 Underwriting Ratios Gross Premiums Written ($ in millions) 91% 85% 96% 124% '02'05 CAGR AWAC 19.2% AWAC (Ex. Lex) 30.2 127% 80% 46%

Investment Income Momentum Invested Assets1 ($bn) 2002 2003 2004 2005 Sep-06 Operating Cash flow 2.259471 3.3 4.27867 4.859826 5.9 2002 2003 2004 2005 Sep-05 Sep-06 Net Investment Income 82 101 129 179 127.7 178.4 Net Investment Income ($mm) Paid Loss Ratio 1.0% 8.5% 15.3% 33.8% 38.4% Portfolio Yield 3.9% 3.7% 3.5% 3.9% 3.7% 4.3% 1 Invested assets includes cash.

Investment Philosophy and Portfolio Diversified, highly-rated, liquid fixed income portfolio Conservative strategy designed to preserve capital and generate consistent net investment income 99% of fixed income securities are investment grade Current book yield of 4.3% Average duration of 3.0 years Aggregate Invested Assets Mix As of September 30, 2006 9/30/06 Total: $5.9bn 2005 US Treasuries 2412080 MBS 1456789 Corporate Bonds 1057457 Hedge Funds 225273 ABS 257969 Cash 321719 Non-US Sovereign 99504 High Yield Funds 31724 US Treasuries 41% Corporate Bonds 18% Hedge Funds 4% ABS 4% Cash 5% Non-US Sovereign 2% High Yield Funds <1% MBS 25%

Conservative Reserving Philosophy Reserves at upper end of range Net reserve redundancies in each of the last 3 years as well as in 2006 79% of reserves are IBNR Net Loss Reserves Mix at September 30, 2006 3/31/2006 IBNR Casualty 1563739 IBNR Reins 593600 OSLR Prop 315592 OSLR Reins 213165 OSLR Casualty 69071 IBNR Prop 143731 OSLR Prop 11% IBNR Casualty 54% OSLR Casualty 2% IBNR Reins 21% OSLR Reins 7% IBNR Prop 5% 9/30/06 Total: $2.90bn Minimum $2.26bn Mid-Point $2.70bn Maximum $3.14bn Carried Net Reserves = $2.90bn 2003 2004 2005 Sep-06 Property 50.2 18.4 71.8 19 Casualty 0 43.4 22.7 37 Reinsurance 6.6 17.8 17 7 Non-Catastrophe Reserves Redundancy ($mm) $57 $79 $112 Adequacy Range of Net Reserves at September 30, 2006 $63

Capital Structure Overview Common Equity (ex. AOCI) New Common Equity Bank Debt Senior Notes 2002 1620 0 2003 1908 0 2004 2105 0 2005 1446 500 Sep-06 1775 316 499 ROAE 8% 16% 10% (8)% 25% Debt / Capital 0.0% 0.0% 0.0% 25.7% 19.2% Net Premium Leverage (Ex AOCI) 0.52x 0.71x 0.65x 0.85x 0.63x $1,946 $2,590

Strong Financial Position Prudent investment management strategy AA average invested asset rating 93% of ceded case reserves from counterparties rated "A" or better Founded in November 2001, not encumbered by pre-existing exposures Highly rated reinsurance partners No legacy liabilities Strong capitalization levels $2.6 billion as of 9/06 Net positive reserve development in each of the last three years Conservative reserving practices Debt / cap ratio below 20% NPW / equity of 0.63x Conservative financial leverage Low operating leverage

Conclusion Scott Carmilani President and Chief Executive Officer

Conclusion Strong underwriting franchises with established presence in attractive markets Flexible business model maximizes returns per unit of risk Conservative risk profile and proven risk management expertise Low-cost operating model Strong financial position and conservative balance sheet Strong financial strength and debt ratings Investment income momentum Experienced management and underwriting team Mid-to-high teens operating ROE, assuming normalized catastrophe activity

Non-GAAP Financial Measures In presenting the company's results, management has included and discussed certain non-GAAP financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. "Operating income" is an internal performance measure used by the company in the management of its operations and represents after- tax operational results excluding, as applicable, net realized investment gains or losses and foreign exchange gains or losses. The company excludes net realized investment gains or losses and net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations in a manner similar to how management analyzes the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. "Annualized return on average equity" (ROAE) is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. Annualized operating return on average equity is calculated using 1) operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and 2) average equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average equity explanation above. See slide 25 for a reconciliation of net income to operating income and for a reconciliation of average shareholders' equity.

Non-GAAP Financial Measures - Reconciliations Non-GAAP Financial Measures - Reconciliations NINE MONTHS ENDED (In millions) NINE MONTHS ENDED (In millions) SEPTEMBER 30, SEPTEMBER 30, 2006 2006 Opening shareholders' equity 1,420 $ Net income $ 314.5 Add net unrealized losses on investments, net of tax 26 Net realized investment losses 24.5 Adjusted opening shareholders' equity 1,446 $ Foreign exchange gains (0.5) Closing shareholders' equity 2,095 $ Operating income $ 338.5 Deduct net unrealized (gains) on investments, net of tax (3) Adjusted closing shareholders' equity 2,091 $ Average shareholders' equity 1,769 $ Net income available to shareholders 314 $ Annualized net income available to shareholders 419 Operating income available to shareholders 338 $ Annualized operating income available to shareholders 451 Annualized return on average shareholders' equity - net income available to shareholders 23.7% Annualized return on average shareholders' equity - operating income available to shareholders 25.5% ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD OPERATING INCOME RECONCILIATION ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD RETURN ON AVERAGE SHAREHOLDERS' EQUITY